EXHIBIT 99.1
Tesoro Corporation Lehman Brothers 20th Annual CEO Energy / Power Conference September 5, 2006 Bruce A. Smith President, Chairman and CEO

Key Presentation Points Tesoro has matured over the last two years. We are a different Company The margin outlook for the industry appears to be more sustainable beyond 2012

Tesoro - A Different Company

The Company GE Acquired Salt Lake City & Mandan Acquired 1998 1999 2000 2001 2002 2003 2004 2005 2006 Growth through Strategic Acquisitions Low or No Capital Improvement Initiative Debt Reduction Hawaii Acquired Washington Acquired is Different

What's Changed Full integration of new centralized organization and experienced management team drive operational excellence Increased refinery reliability and greater optimization of our system Increased crude flexibility and logistics

Drive to Achieve Operational Excellence TSO Throughput * 2006 is Trailing Twelve Months mbpd 450 500 550 2003 2004 2005 2006* Tesoro Cost of Crude vs. WTI $/bbl ($4.00) $0.00

Drive to Achieve Operational Excellence Increased crude flexibility In 2003, we were the largest third party buyer of ANS Since then we have centralized our crude supply and optimization Opened our Canadian office Entered into a term supply arrangement with Saudi Aramco Today we have a diversified our crude sources ANS declined from 30% to 10% since 2003 Introduced 25 new crude oils into the system since 2003 Improved marine logistics In 2003 we chartered three Jones Act ships Today we have greatly expanded our logistics capabilities Charter 5 Jones Act ships Entered into a Suezmax tanker pool agreement

What's Changed Full integration of new centralized organization and experienced management team drive operational excellence Increased refinery reliability and greater optimization of our system Increased crude flexibility and logistics Optimizing marketing to capture margins

Drive to Achieve Operational Excellence Optimizing retail and wholesale outlets in order to increase refinery utilization and capture margins Continually setting record sales volume levels 6% growth in overall Marketing business to meet growth of refinery production Alignment of company sites with trade channel opportunities Sold retail in western Washington Definite agreement to purchase terminal and retail assets in Hawaii

What's Changed Full integration of new centralized organization and experienced management team drive operational excellence Increased refinery reliability and greater optimization of our system Increased crude flexibility and logistics Optimizing marketing to capture margins Fundamentals support continuation of current margin environment

The Industry is Different

The Industry is Different $/bbl Source: Platt's / Tesoro / EIA mbpd $5 $10 $15 $20 $25 $30 $35 1Q '03 1Q '04 1Q '05 1Q '06 60 70 80 90 100 110 120 130 PADD 5 Gasoline and Blendstock Imports West Coast 321 Crack Spread

Industry Outlook is Positive Short-term drivers U.S. demand growth ULSD introduction Octane shortage Long-term fundamentals support higher margins beyond 2012 Continued demand growth Construction resource constraints

2006 U.S. Refined Product Demand Growth 1Q 2Q 3QTD Gasoline 0.46 0.59 1.63 Diesel -2.76 2.81 3.41 Jet Fuel -0.59 0.22 0.52 Source: Purvin & Gertz

ULSD Introduction (June 1, 2006) 2005 MAY 2006 YTD 6/1/2006 7/1/2006 8/1/2006 Imports 4 25 43 163 119 Imports 5/1/2006 6/1/2006 7/1/2006 8/1/2006 Imports 0.5 6.2 21.1 21 ULSD Downgrades mbpd % Source: EIA Refinery mandated deadline

Octane Shortage 2005 5/1/2006 Ethanol 30130 36225 MTBE 13970 990 Octanes 38473 38838 Imports 331 506 Component Imports (16) % 53 % mbpd mbpd Source: EIA

Global Refined Product Demand Growth 2000-2005 2006-2010 2011-2015 Gasoline 1.69 1.41 1.24 Diesel 3.2 3.37 2.62 Jet/Kero -0.19 1.72 1.66 Resid -0.77 -0.1 0.1 Naphtha 2.66 3.34 2.47 Source: Purvin & Gertz

Construction Cost Inflation Will Delay / Cancel Projects Pipe Columns Exchangers Pumps Compressors Labor % change 89 60 50 35 25 17 2003-2005 (% Change) Source: Project Management Institute

Higher Construction Costs Drive Transaction Prices Toward Replacement Costs Historical Avg. '03-'04 Valero/Premcor Western/Giant Lyondell/Citgo Harvest/Vitol(NAR) 320 953 1559 1573 2007 EV / Complexity CDU Capacity EV is full transaction cost including inventory, excluding Harvest. '03-'04 transactions include Valero - El Paso, Premcor - Motiva, Valero - Orion, Sunoco - El Paso.

Going Forward

Operational Excellence and Strong Fundamentals Create Opportunity 2003 2004 2005 2006* TSO Throughput 488 520 530 535 West Coast 321 Crack Spread 12 18 20 25 mbpd $/bbl Source: Platt's / Tesoro * 2006 is Trailing Twelve Months

Balanced, Disciplined Use of Free Cash Flow Capital Investments Share Repurchase Expect to complete $200 million program this year Dividend Initiated in May 2005, doubled in November 2005

Future Capital Investments 2006 Capital Program on track to grow 2007 EBITDA 10% Pursuing EBITDA growth beyond 2007 through high return projects Lowering costs Crude flexibility Energy efficiency Operating expense Optimizing yields 100% on-road diesel will be ULSD / CARB Diesel by May 2007 Focus on clean fuels production Octane enhancements Acquisitions - doing what we've done in the past

Conclusions Strong market fundamentals Continued Strong Growth in Shareholder Value Operational integration / optimization Pursuing good capital investment opportunities

Appendix

Forward Looking Statements This Presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, projections of refining margins, debt reduction, cash flows and capital expenditures. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "should", "will" and similar terms and phrases to identify forward-looking statements in this Presentation. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation.

Tesoro's Refining System Kenai, Alaska 72 mbpd 4.9 complexity Key product : Jet Anacortes, Washington 115 mbpd 8.2 complexity Key product : Gasoline Mandan, North Dakota 58 mbpd 7.8 complexity Key product : Gasoline & Diesel Salt Lake City, Utah 58 mbpd 6.3 complexity Key product : Gasoline & Diesel Martinez, California 166 mbpd 13.5 complexity Key product : CARB Gasoline Kapolei, Hawaii 94 mbpd 4.5 complexity Key product : Jet

What's Changed Around Crude Flexibility and Logistics Centralized our crude supply and optimization Opened Canadian office Acquired 18 new crude oils across the system Entered into term supply for Arabian Extra Light Crude Added additional marine assets to provide additional access to crude oils Increased supply allocation on Transmountain Pipeline for Canadian crude supply

First Call Free Cash Flow (1) Reported earnings of $7.20 and EBITDA of $1,213 in 2005 includes special items totaling $64 million (after-tax). See appendix for reconciliation to reported GAAP results. $ in millions except per share amounts 2005 2005 Projected 2006 Projected 2006 2007 2007 First Call EPS(1) $ 8.11 $ 10.22 EBITDA(1) $ 1,277 $ 1,453 Cash Taxes (289) (380) Interest (101) (43) Turnarounds (65) (100) Working Capital Changes & Other (64) (103) Operating Cash Flows $ 758 $ 827 Required Capex (195) (266) Other 61 - Cash Flow Available for Strategy Uses $ 624 $ 561 Strategic & Economic Capital (63) (264) Share buyback (15) (186) Dividends (14) (28) Repayment of Debt & Financing Costs (277) (12) Change in Cash $ 255 $ 71

Consistent With Our Peer Group 2002 2003 2004 2005 TSO -0.004 0.0762 0.171 0.232 VLO 0.0346 0.083 0.18 0.232 SUN 0.0075 0.1304 0.213 0.312 TSO VLO SUN 0.5 0.5 1.4 Return on Capital Employed EBITDA per Barrel of Throughput Dividend Yield, annualized Defined as: (Avg. debt+Avg shareholders' equity)/(1-tax rate)(Net earnings+income tax provision+interest expense) using company reports on Form 10-K. Based on stock price at 08/03/06 3Q05 4Q05 1Q06 2Q06 TSO 1931 2291 2320 2734 VLO 2201 2584 2636 3047 SUN 2036 2210 2167 2509 12-month rolling average. EBITDA and throughput are taken from reports on Form 10-K and 10-Q, and are calculated in a similar manner as Tesoro's calculation. TSO VLO SUN 4.04 4.75 4.57 Share Repurchase as % of Market Cap Based on authorized and announced programs and stock price at 08/01/06

Who We Are 2nd largest refiner in the Western US(1) Chevron Tesoro BP Flint Hills East 602 563 498 475 (2) Source: OPIS/Platts Operate in a region with highest historical market spreads(2) mbpd 2003 2004 2005 2006 YTD USGC 4.58 6.47 10.82 13.57 Group 3 6.66 8.04 12.06 16.59 West Coast 12.3 18.28 20.18 24.62 $/bbl (1) Includes PADD V, PADD IV, ND, SD, NE, KS, NM, MN as reported by EIA as of January 1, 2005 for companies other than Tesoro.

Reconciliation of EPS and EBITDA to GAAP Accounting

Keeping OPEX down, at a cost 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 3Q05 4Q05 1Q06 2Q06 Corporate and Unallocated Expense 23 16 15 27 20 27 27 37 43 35 32 26 32 38 Non-energy OPEX 1.99 2.01 2.02 2.15 2.07 2.06 2.05 2.23 2.56 2.38 2.2 2.31 2.45 2.41